Exhibit 99

NEWS RELEASE

The Progressive Corporation	Company Contact:
6300 Wilson Mills Road	Patrick Brennan
Mayfield Village, Ohio 44143	(440) 395-2370
http://www.progressive.com

PROGRESSIVE REPORTS FEBRUARY RESULTS

MAYFIELD VILLAGE, OHIO — March 17, 2010 — The Progressive Corporation today reported the following results for February 2010:

(millions, except per share amounts and ratios)	February 2010	February 2009	Change

Net premiums written	$1,248.2	$1,123.0	11%
Net premiums earned	$1,079.3	$1,048.3	3%
Net income	$98.1	$125.7	(22)%
Per share	$.15	$.19	(21)%
Total pretax net realized gains (losses) on securities	$11.9	$43.2	(72)%
Combined ratio	90.4	89.2	1.2 pts.
Average diluted equivalent shares	666.4	671.8	(1)%

(in thousands)	February 2010	February 2009	Change

Policies in Force:
Agency – Auto	4,386.6	4,336.0	1%
Direct – Auto	3,344.1	2,912.8	15%

Total Personal Auto	7,730.7	7,248.8	7%
Total Special Lines	3,434.6	3,355.5	2%

Total Personal Lines	11,165.3	10,604.3	5%

Total Commercial Auto	508.4	533.6	(5)%

Progressive offers insurance to personal and commercial auto drivers throughout the United States. Our Personal Lines business writes insurance for personal autos and recreational vehicles. Our Commercial Auto business writes primary liability, physical damage, and other auto-related insurance for autos and trucks owned by small businesses.

See the “Income Statements” and “Supplemental Information” for further month and year-to-date information and the “Monthly Commentary” at the end of this release for additional discussion.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES

INCOME STATEMENT

February 2010

(millions – except per share amounts)

(unaudited)

	Current Month	Comments on Monthly Results[1]

Net premiums written	$1,248.2

Revenues:
Net premiums earned	$1,079.3
Investment income	41.7
Net realized gains (losses) on securities:
Other-than-temporary impairment (OTTI) losses:
Total OTTI losses	0
Less: portion of OTTI losses recognized in other comprehensive income	0

Net impairment losses recognized in earnings	0
Net realized gains (losses) on securities	11.9

Total net realized gains (losses) on securities	11.9
Service revenues	1.3

Total revenues	1,134.2

Expenses:
Losses and loss adjustment expenses	740.7
Policy acquisition costs	102.5
Other underwriting expenses	132.6
Investment expenses	1.1
Service expenses	1.7
Interest expense	11.7

Total expenses	990.3

Income before income taxes	143.9
Provision for income taxes	45.8

Net income	$98.1

COMPUTATION OF EARNINGS PER SHARE
Basic:
Average shares outstanding	661.4

Per share	$.15

Diluted:
Average shares outstanding	661.4
Net effect of dilutive stock-based compensation	5.0

Total equivalent shares	666.4

Per share	$.15

[1]

See the Monthly Commentary at the end of this release for additional discussion. For a description of our reporting and accounting policies, see Note 1 to our 2009 audited consolidated financial statements included in our 2009 Shareholders’ Report, which can be found at www.progressive.com/annualreport.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES

INCOME STATEMENTS

February 2010 Year-to-Date

(millions – except per share amounts)

(unaudited)

	Year-to-Date
	2010	2009	% Change

Net premiums written	$2,584.9	$2,340.3	10

Revenues:
Net premiums earned	$2,409.0	$2,350.5	2
Investment income	83.7	87.0	(4)
Net realized gains (losses) on securities:
Other-than-temporary impairment (OTTI) losses:
Total OTTI losses	0
Less: portion of OTTI losses recognized in other comprehensive income	0

Net impairment losses recognized in earnings	0
Net realized gains (losses) on securities	3.8

Total net realized gains (losses) on securities	3.8	14.1	(73)
Service revenues	2.8	2.3	22

Total revenues	2,499.3	2,453.9	2

Expenses:
Losses and loss adjustment expenses	1,692.4	1,606.0	5
Policy acquisition costs	230.1	232.7	(1)
Other underwriting expenses	297.5	255.7	16
Investment expenses	2.4	1.9	26
Service expenses	3.4	2.9	17
Interest expense	23.5	22.5	4

Total expenses	2,249.3	2,121.7	6

Income before income taxes	250.0	332.2	(25)
Provision for income taxes	80.7	108.3	(25)

Net income	$169.3	$223.9	(24)

COMPUTATION OF EARNINGS PER SHARE
Basic:
Average shares outstanding	661.8	668.5	(1)

Per share	$.26	$.33	(24)

Diluted:
Average shares outstanding	661.8	668.5	(1)
Net effect of dilutive stock-based compensation	4.9	3.5	40

Total equivalent shares	666.7	672.0	(1)

Per share	$.25	$.33	(24)

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES

INCOME STATEMENT – OTHER INFORMATION

February 2010

(millions – except per share amounts)

(unaudited)

The following table sets forth the comprehensive income (loss) for the period:

	Current Month	Year-to-Date
		2010	2009
Net income	$98.1	$169.3	$223.9

After-tax changes in:
Net unrealized gains (losses) on securities	66.6	148.9
Portion of OTTI losses recognized in other comprehensive income	0	0

Total net unrealized gains (losses) on securities	66.6	148.9	(311.2)
Net unrealized gains on forecasted transactions	(.3)	(.5)	(.8)
Foreign currency translation adjustment	(.3)	(.2)	0

Comprehensive income (loss)	$164.1	$317.5	$(88.1)

Per share	$.25	$.48	$(.13)

The following table sets forth the investment results for the period:

	Current Month	Year-to-Date
		2010	2009
Fully taxable equivalent total return:
Fixed-income securities	0.8%	2.2%	(1.9)%
Common stocks	3.9%	0.1%	(17.4)%
Total portfolio	1.0%	2.2%	(2.8)%

Pretax recurring investment book yield	3.5%	3.6%	4.1%

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

February 2010

($ in millions)

(unaudited)

Current Month

	Personal Lines Business			Commercial Auto Business	Other Businesses[1]	Companywide Total
	Agency	Direct	Total
Net Premiums Written	$640.9	$489.1	$1,130.0	$117.9	$0.3	$1,248.2
% Growth in NPW	8%	21%	13%	(5)%	NM	11%
Net Premiums Earned	$563.9	$401.1	$965.0	$113.1	$1.2	$1,079.3
% Growth in NPE	1%	11%	5%	(11)%	NM	3%

GAAP Ratios
Loss/LAE ratio	67.4	72.7	69.6	59.0	NM	68.6
Expense ratio	20.7	22.9	21.6	23.1	NM	21.8

Combined ratio	88.1	95.6	91.2	82.1	NM	90.4

Actuarial Adjustments[2]
Reserve Decrease/(Increase)
Prior accident years						$13.4
Current accident year						7.1

Calendar year actuarial adjustment	$6.1	$5.2	$11.3	$9.2	$0	$20.5

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$13.4
All other development						28.0

Total development						$41.4

Calendar year loss/LAE ratio						68.6

Accident year loss/LAE ratio						72.4

Statutory Ratios
Loss/LAE ratio						68.7
Expense ratio						20.4

Combined ratio						89.1

[1]

The other businesses generated an underwriting loss of $1.5 million for the month, reflecting unfavorable claims development, primarily in the run-off businesses. Combined ratios and % growth are not meaningful (NM) due to the low level of premiums earned by, and the variability of loss costs in, such businesses.

[2]	Represents adjustments solely based on our corporate actuarial reviews.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

February 2010 Year-to-Date

($ in millions)

(unaudited)

Year-to-Date

	Personal Lines Business			Commercial Auto Business	Other Businesses[1]	Companywide Total
	Agency	Direct	Total
Net Premiums Written	$1,324.7	$1,002.9	$2,327.6	$256.5	$0.8	$2,584.9
% Growth in NPW	8%	19%	12%	(4)%	NM	10%
Net Premiums Earned	$1,259.2	$890.9	$2,150.1	$255.9	$3.0	$2,409.0
% Growth in NPE	0%	11%	4%	(11)%	NM	2%

GAAP Ratios
Loss/LAE ratio	69.2	72.9	70.7	66.0	NM	70.3
Expense ratio	21.0	22.9	21.8	22.9	NM	21.9

Combined ratio	90.2	95.8	92.5	88.9	NM	92.2

Actuarial Adjustments[2]
Reserve Decrease/(Increase)
Prior accident years						$19.1
Current accident year						8.7

Calendar year actuarial adjustment	$11.6	$9.1	$20.7	$7.1	$0	$27.8

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$19.1
All other development						93.5

Total development						$112.6

Calendar year loss/LAE ratio						70.3

Accident year loss/LAE ratio						75.0

Statutory Ratios
Loss/LAE ratio						70.3
Expense ratio						21.3

Combined ratio						91.6

Statutory Surplus						$5,152.2

NM = Not Meaningful

[1]	The other businesses generated an underwriting loss of $0.2 million.
[2]	Represents adjustments solely based on our corporate actuarial reviews.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES

BALANCE SHEET AND OTHER INFORMATION

(millions – except per share amounts)

(unaudited)

February 2010
CONDENSED GAAP BALANCE SHEET:[1]
Investments – Available-for-sale, at fair value:
Fixed maturities (amortized cost: $11,578.7)	$11,626.5
Equity securities:
Nonredeemable preferred stocks[2] (cost: $658.4)	1,274.8
Common equities (cost: $895.3)	1,116.4
Short-term investments (amortized cost: $1,114.4)	1,114.4

Total investments[3,4]	15,132.1
Net premiums receivable	2,572.4
Deferred acquisition costs	418.1
Other assets[4]	2,430.3

Total assets	$20,552.9

Unearned premiums	$4,350.9
Loss and loss adjustment expense reserves	6,733.1
Other liabilities	1,247.9
Debt	2,177.5
Shareholders’ equity	6,043.5

Total liabilities and shareholders’ equity	$20,552.9

Common shares outstanding	670.9
Shares repurchased – February	.6
Average cost per share	$17.18
Book value per share	$9.01
Trailing 12-month return on average shareholders’ equity	19.2%
Net unrealized pretax gains (losses) on investments	$890.9
Increase (decrease) from January 2010	$102.4
Increase (decrease) from December 2009	$229.1
Debt-to-total capital ratio	26.5%
Fixed-income portfolio duration	2.2 years
Weighted average credit quality	AA
Year-to-date Gainshare factor	1.12

[1]	Loss and loss adjustment expense reserves are stated gross of reinsurance recoverables on unpaid losses of $629.3 million.
[2]	As of February 28, 2010, we held certain hybrid securities and recognized a change in fair value of $5.6 million as a realized loss during the period we held these securities.
[3]	Includes $5.7 billion of short-term investments and U.S. Treasury securities.
[4]	Total investments exclude $13.1 million of net unsettled security transactions, which are included in “other assets” as of February 2010.

Monthly Commentary

•

February’s written premium growth rates continue to reflect the variability in disclosing monthly results. For example, February 28, which includes six-month renewals from policies written during the last several days of August, falls in fiscal February 2010 vs. fiscal March 2009, resulting in a favorable effect on the reported written premium growth rates in February 2010 and a negative effect on growth rates for fiscal March 2010. As a result, it may be more prudent to analyze written premium growth on a quarterly basis.

Upcoming Events

We are currently scheduled to release March results on Wednesday, April 14, 2010, before the market opens.

About Progressive

The Progressive Group of Insurance Companies, in business since 1937, is one of the country’s largest auto insurance groups, the largest seller of motorcycle policies, and a market leader in commercial auto insurance based on premiums written.

Progressive is committed to becoming consumers’ #1 choice for auto insurance by providing competitive rates and innovative products and services that meet drivers’ needs throughout their lifetimes, including superior online and in-person customer service, and best-in-class, 24-hour claims service, such as its concierge level of claims service available at service centers located in major metropolitan areas throughout the United States.

Progressive companies offer consumers choices in how to shop for, buy, and manage their auto insurance policies. Progressive offers its products, including personal and commercial auto, motorcycle, boat, and recreational vehicle insurance, through more than 30,000 independent insurance agencies throughout the U.S. and online and by phone directly from the Company. Personal auto products and prices are different when purchased directly from Progressive or through independent agencies. To find an agent or to get a quote, go to http://www.progressive.com. Progressive also has a branch that sells car insurance policies online in Australia at http://www.progressivedirect.com.au.

The Common Shares of The Progressive Corporation, the Mayfield Village, Ohio-based holding company, are publicly traded at NYSE:PGR. For more information, including a guide to interpreting the monthly reporting package, visit http://www.progressive.com.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Statements in this release that are not historical fact are forward-looking statements that are subject to certain risks and uncertainties that could cause actual events and results to differ materially from those discussed herein. These risks and uncertainties include, without limitation, uncertainties related to estimates, assumptions, and projections generally; inflation and changes in economic conditions (including changes in interest rates and financial markets); the financial condition of, and other issues relating to the strength of and liquidity available to, issuers of securities held in our investment portfolios and other companies with which we have ongoing business relationships, including counterparties to certain financial transactions; the accuracy and adequacy of our pricing and loss reserving methodologies; the competitiveness of our pricing and the effectiveness of our initiatives to retain more customers; initiatives by competitors and the effectiveness of our response; our ability to obtain regulatory approval for requested rate changes and the timing thereof; the effectiveness of our brand strategy and advertising campaigns relative to those of competitors; legislative and regulatory developments; disputes relating to intellectual property rights; the outcome of litigation pending or that may be filed against us; weather conditions (including the severity and frequency of storms, hurricanes, snowfalls, hail, and winter conditions); changes in driving patterns and loss trends; acts of war and terrorist activities; our ability to maintain the uninterrupted operation of our facilities, systems (including information technology systems), and business functions; court decisions and trends in litigation and health care and auto repair costs; and other matters described from time to time in our releases and publications, and in our periodic reports and other documents filed with the United States Securities and Exchange Commission. In addition, investors should be aware that generally accepted accounting principles prescribe when a company may reserve for particular risks, including litigation exposures. Accordingly, results for a given reporting period could be significantly affected if and when a reserve is established for one or more contingencies. Also, our regular reserve reviews may result in adjustments of varying magnitude as additional information regarding pending loss and loss adjustment expense reserves becomes known. Reported results, therefore, may be volatile in certain accounting periods.